Supplement dated January 27, 2013

to the

Prospectus dated April 29, 2013

This supplement is to accompany the prospectus for variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, “We”) entitled “Accumulation VUL” and “Protection VUL” (collectively, the “Policies”).

Effective immediately, the optional Long-Term Care Continuation Rider is no longer available under the Policies. You should disregard all references to this rider contained in the product prospectus.

This supplement also describes a new version of the optional Long-Term Care Rider that may be elected under the Policies. The new version is called Long-Term Care Rider ‘14.

We amend the “Rider Charges” table of your prospectus by adding the following disclosure for the Long-Term Care Rider ‘14:

Long-Term Care Rider ‘14(5)	Monthly	Guaranteed Rate	Current Rate
Minimum charge		$0.01 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$4.51 per $1,000 of NAR	$4.51 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR	$0.08 per $1,000 of NAR

(5)	The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum guaranteed and current rates shown in the table are for a 20 year old female super preferred nonsmoker underwriting risk with a 1% Monthly Acceleration Percentage, which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The maximum guaranteed and current rates shown in the table are for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. The charges shown in the table may not be representative of the charges that you will pay. For more information, talk to your John Hancock representative.

We amend the “Other policy benefits, rights and limitations – Optional supplementary benefit riders you can add” section of your prospectus by adding the following disclosure:

Long-Term Care Riders

We offer two different versions of the Long-Term Care Rider under this policy: Long-Term Care Rider ‘14 (“LTC ‘14”) and Long-Term Care Rider (“LTC rider”). You can only purchase one version of the Long-Term Care Rider.

The LTC ‘14 is identical to the LTC rider, with the following exception:

•	LTC ‘14 will now be available with death benefit option 2.

Long-Term Care Rider ‘14 (“LTC ‘14”) - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of policy’s death benefit advanced to you in the event of terminal illness. If you have elected LTC ‘14, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with LTC ‘14 should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Benefits under the LTC ‘14 will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care services,” while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be selected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/$100,000)). As a result of the advance, the indebtedness will be reduced by $200.

We restrict your policy value’s exposure to market risk when benefits are paid under the LTC ‘14. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate this rider. (See “Requesting an increase in coverage.”)

Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or the Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.

All other terms and conditions described in your policy and prospectus remain unchanged.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus. You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

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